UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, DC 20549




                           FORM 8-K

                        CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




                       Date of Report

                        January 3, 2006



               Central American Equities Corp.
   (Exact name of registrant as specified in its chapter)



Florida						0-24185		65-0636168
(State or other jurisdiction 		Commission		IRS Employer
	of incorporation)			File Number	Identification No.)




	Hotel Alta Interlink 964, POB 02-5635 	Miami, FL 33102 USA
	(Address of principal executive offices) 	(City-State-Country)

	Registrant's telephone number, including country code

				+011 506-282-4160

__________________________________________________________
(Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS

We are reporting that at the annual shareholder meeting, held on December 29, 2005, all proposals presented by the board of directors passed.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central American Equities Corp.
            (Registrant)

Date: January 3, 2006

___________________________________________
Michael N. Caggiano
President and CEO